UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 10, 2007

QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale, Suite 300
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000
_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2007, the Compensation Committee of the Board of Directors of Quicksilver Resources Inc. recommended to the Board, and the Board approved the adoption of the 2007 Executive Bonus Plan that provides for awards of cash bonuses and equity awards to our named executive officers and other executive officers. The 2007 Executive Bonus Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Compensation Committee also established target and maximum bonus levels to be paid under the 2007 Executive Bonus Plan with respect to cash bonus awards for Quicksilver’s principal executive officer, principal financial officer and other named executive officers, expressed as a percentage of each executive officer’s base salary, as follows:

Executive	Target Percent of Base Pay	Maximum Percent of Base Pay
Thomas F. Darden	150%	300%
Glenn Darden	150%	300%
Paul J. Cook	100%	200%
Philip W. Cook	85%	170%
John C. Cirone	70%	140%
William Buckler	70%	140%

The Compensation Committee also established target and maximum restricted stock bonus levels to be paid under the 2007 Executive Bonus Plan for Quicksilver’s principal executive officer, principal financial officer and other named executive officers, expressed as a percentage of each executive officer’s base salary, as follows:

Executive	Target Percent of Base Pay	Maximum Percent of Base Pay
Thomas F. Darden	100%	200%
Glenn Darden	100%	200%
Paul J. Cook	60%	120%
Philip W. Cook	55%	110%
John C. Cirone	30%	60%
William Buckler	30%	60%

No later than March 15, 2008, each principal executive officer, principal financial officer and named executive officer will receive the number of shares of restricted stock that results from dividing the dollar amount attributable to the applicable percentage of base salary by the closing market price of Quicksilver common stock on the date of grant. The shares of restricted stock will be granted under Quicksilver’s 2006 Equity Plan, with the shares subject to each grant vesting one-third on each of the first three anniversaries of the date of grant.

Quicksilver’s performance will be assessed against four performance measures: (i) cash flow from operations, (ii) earnings per share, (iii) production, and (iv) reserve growth. The Compensation Committee established the relative weight to be accorded to each performance measure and various target levels within each performance measure, as set forth in the 2007 Executive Bonus Plan. Bonus amounts under the 2007 Executive Bonus Plan are based on actual performance relative to the performance targets and weightings so established. The Compensation Committee has discretion to adjust a named executive officer’s potential award or awards based on qualitative individual performance measures.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Quicksilver Resources Inc. 2007 Executive Bonus Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Glenn Darden
Glenn Darden
President and Chief Executive Officer

Date: April 16, 2007

Index to Exhibits

Exhibit Number	Description
10.1	Quicksilver Resources Inc. 2007 Executive Bonus Plan.